Virtus Income & Growth Fund

(the “Fund”),

a series of Virtus Investment Trust

Supplement dated August 10, 2026, to the Summary and Statutory Prospectuses
(the “Prospectuses”) dated October 28, 2025, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective August 10, 2026, and as approved by the Board of Trustees of Virtus Investment Trust, Silvant Capital Management LLC (“Silvant”) and Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC (“Seix”), will begin managing portions of the Fund’s assets. Silvant and Seix are affiliates of Virtus Investment Advisers, LLC (“VIA”), the Fund’s investment adviser. Silvant will manage the portion of the Fund’s assets invested in U.S. growth equities, while Seix will manage the portion of the Fund’s assets invested in high-income credits. Voya Investment Management Co. LLC (“Voya”) continues to manage the portion of the Fund’s assets invested in convertible securities, and VIA continues to serve as investment adviser of the Fund.

Related disclosure changes effective August 10, 2026, are described below.

The “Principal Investment Strategies” in the “Investments, Risks and Performance” section of the summary prospectus and the summary section of the statutory prospectus will be replaced with the following:

-- End of Supplement Text --

Principal Investment Strategies

The fund seeks to achieve its investment objective by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities. It is expected that substantially all of the fund’s debt securities and a substantial portion of its convertible securities will consist of securities rated below investment grade (sometimes referred to as “high yield securities” or “junk bonds”). The allocation of the fund’s investments across these asset classes will vary from time to time, but as of the date of this prospectus, the fund expects its assets to be allocated approximately evenly to the following three strategies:

U.S. Growth Equities: This strategy’s subadviser invests the fund’s assets primarily in equity securities of U.S. companies with market capitalizations of at least $1 billion. The portfolio managers attempt to include securities in the fund’s portfolio that exhibit the greatest combination of earnings growth potential, quality (as reflected by consistent business fundamentals), and attractive valuation. This strategy may also include non-U.S. securities, including through American Depositary Receipts (ADRs), as well as securities issued in initial public offerings (IPOs) and real estate investment trusts (REITs).

Under normal circumstances, this strategy’s subadviser expects to employ a strategy of writing (selling) options on stocks and/or indexes related to the fund’s equity portfolio. The extent of the fund’s use of this strategy will vary depending on market conditions and other factors, and the fund may from time to time write options on only a portion, or none, of the fund’s equity portfolio. This strategy’s subadviser may also seek to generate additional income for the fund by buying equity-linked notes (ELNs) that are designed by this strategy’s subadviser to have the effect of writing (selling) options on a portion of its equity portfolio.

Convertible Securities: This strategy’s subadviser follows a disciplined, fundamental bottom-up research process, which facilitates the early identification of issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers use fundamental analysis and qualitative measures to assess and select issuers they believe exhibit high visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. Also, the portfolio managers typically look for the following in candidates: the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; the potential to be recognized as an acquisition candidate; and corporate dividend policy. The subadvisers may consider selling a particular security when the portfolio managers perceive a change in company fundamentals; a decline in relative attractiveness to other issues; and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes. The convertible securities in which the fund may invest include bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or by the issuer) into equity securities of the issuer (or cash or securities of equivalent value). The weighted average maturity of the portion of the fund’s assets invested in convertible and debt securities will typically be 10 years or less, although the weighted average maturity may vary depending on market and other conditions.

With respect to convertible securities, the portfolio managers evaluate each such security’s investment characteristics as a fixed income instrument as well as its potential for capital appreciation. Under normal market conditions, the portfolio managers seek to invest in securities that can participate in the upside of the underlying equity and provide downside protection from the bond.

High-Income Credits: Under normal circumstances, this strategy invests in various types of lower-rated, higher yielding debt instruments, including corporate obligations, first- and second- lien senior floating rate loans and other debt obligations. In selecting investments for purchase and sale, the subadviser will emphasize instruments which are within the segment of the high yield market it has targeted, which are loans and instruments rated below investment grade (sometimes referred to as “high yield securities” or “junk bonds”) or unrated instruments that the subadviser believes are of comparable quality. The fund’s loan investments will include both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. In addition, to implement this investment strategy, the fund may buy or sell derivative instruments (such as swaps, including credit default swaps, futures and warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or credit risks. The fund may invest in debt obligations of U.S. and non-U.S. issuers, including emerging market debt. It is expected that a high percentage of the fund’s investments in this strategy will be rated below investment grade. The fund’s fixed income portfolio will be managed with a duration that is close to the fund’s comparative benchmark, the ICE BofA US High Yield BB-B Constrained Index, which is generally between 3 and 6 years. Duration measures a bond or fund’s sensitivity to interest rate or other changes (such as changes in a bond’s yield) and is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of five years, its value will change by 5% if yields change by 1%. Shorter duration bonds generally result in lower expected volatility. The fund may also invest a portion of its assets in instruments that are restricted as to resale.

The “Principal Risks” section in the summary prospectus and the summary section of the statutory prospectus, and the list of risks will be replaced with the following:

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadvisers expect. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below (in alphabetical order after the first ten risks).

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), geopolitical risk, acts of terrorism, the spread of infectious illness or other public health issue, recessions, tariffs and other restrictions on trade, or the threat or potential of one or more such events and developments, could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Issuer Risk: The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

> Equity Securities Risk: The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Large Market Capitalization Companies Risk: The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

> Growth Stocks Risk: The fund’s investments in growth stocks may be more volatile than investments in other types of stocks, or may perform differently from the market as a whole and from other types of stocks.

> High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield/high-risk securities than investment grade securities, and high-yield/high-risk securities are generally considered to be speculative.

> Bank Loan Risk: In addition to the risks typically associated with high-yield/high-risk fixed income securities, bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

> Covenant Lite Loans Risk: The lack of financial maintenance covenants in covenant lite loans increases the risk that the fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.

> Debt Instruments Risk: Debt instruments are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

> Convertible Securities Risk: The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. The security may be called for redemption at a time and/or price unfavorable to the fund.

> Allocation Risk: If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

> Counterparty Risk: There is risk that a party upon whom the fund relies to complete a transaction will default.

> Credit Ratings and Unrated Securities Risk: If a subadviser is unable to accurately assess the quality of an unrated fixed income security or the credit rating assigned by a rating agency does not reflect an issuer’s current financial condition or credit quality, the fund may invest in a security with greater risk than intended, or the securities may be more difficult to sell than anticipated.

> Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Depositary Receipts Risk: Investments in foreign companies through depositary receipts may expose the fund to the same risks as direct investments in securities of foreign issuers.

> Derivatives Risk: Derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards, and swap agreements, and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

> Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets. Such securities may also be subject to Sanctions Risk.

> Equity Linked Notes (ELNs) Risk: When the fund invests in ELNs, it receives cash but limits its opportunity to profit from an increase in the market value of the reference benchmark because of the limits relating to the call options written within the particular ELN. Investments in ELNs often have risks similar to the reference benchmark, which include market risk. Should the price of the reference benchmark move in an unexpected manner, the fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the fund’s entire principal investment.

> Focused Investment Risk: To the extent the fund focuses its investments on a limited number of issuers, sectors, industries, geographic regions or portfolio themes, it may be subject to increased risk and volatility.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Income Risk: Income received from the fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

> Interest Rate Risk: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> Leverage Risk: When the fund leverages its portfolio by borrowing or by engaging in certain types of transactions or instruments, including derivatives, the fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

> Liquidity Risk: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the fund.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken. The effects of taxable gains resulting from large redemptions of fund shares would particularly impact non-redeeming shareholders who do not hold their fund shares in a tax-advantaged or tax-exempt vehicle. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s NAV and liquidity. In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio.

> Sanctions Risk: The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the fund’s liquidity and performance.

> Small and Medium Market Capitalization Companies Risk: The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

-- End of Supplement Data --

The “Management” section in the summary prospectus and in the summary section of the statutory prospectus, will be replaced in its entirety with the following:

The fund’s investment adviser is Virtus Investment Advisers, LLC (“VIA”).

The fund’s subadvisers are Silvant Capital Management LLC (“Silvant”); Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC (“Seix”); and Voya Investment Management Co. LLC (“Voya”).

Portfolio Management

The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

> George Goudelias, Managing Director and Chief Investment Officer – Leveraged Finance of Seix. Mr. Goudelias has managed the High-Income Credits portion of the fund since August 2026.

> Justin Kass, CFA, Portfolio Manager and Senior Managing Director at Voya, has managed the Convertible Securities portion of the fund since 2007.

> Michael A. Sansoterra, Chief Investment Officer and Senior Portfolio Manager of Silvant. Mr. Sansoterra has managed the U.S. Growth Equities portion of the fund since August 2026.

The disclosure under “Principal Investment Strategies” in the “More Information About Investment Objectives and Principal Investment Strategies” section of the statutory prospectus will be replaced with the following:

Principal Investment Strategies:

The fund seeks to achieve its investment objective by normally investing in a combination of common stocks and other equity securities, debt securities, and convertible securities. It is expected that substantially all of the fund’s debt securities and a substantial portion of its convertible securities will consist of securities rated below investment grade (sometimes referred to as “high yield securities” or “junk bonds”). The allocation of the fund’s investments across these asset classes will vary from time to time, but as of the date of this prospectus the fund expects its assets to be allocated approximately evenly to the following three strategies:

U.S. Growth Equities: This strategy’s subadviser invests the fund’s assets primarily in equity securities of U.S. companies with market capitalizations of at least $1 billion. The portfolio managers attempt to include securities in the fund’s portfolio that exhibit the greatest combination of earnings growth potential, quality (as reflected by consistent business fundamentals), and attractive valuation. The portfolio managers ordinarily look for several of the following characteristics when analyzing specific companies for possible investments: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. This strategy may also include non-U.S. securities, including through American Depositary Receipts (ADRs), as well as securities issued in initial public offerings (IPOs) and real estate investment trusts (REITs).

Under normal circumstances, this strategy’s subadviser expects to employ a strategy of writing (selling) options on stocks and/or indexes related to the fund’s equity portfolio. The extent of the fund’s use of this strategy will vary depending on market conditions and other factors, and the fund may from time to time write options on only a portion, or none, of the fund’s equity portfolio. This strategy’s subadviser may also seek to generate additional income for the fund by buying equity-linked notes (ELNs) that are designed by this strategy’s subadviser to have the effect of writing (selling) options on a portion of its equity portfolio.

Convertible Securities: This strategy’s subadviser follows a disciplined, fundamental bottom-up research process, which facilitates the early identification of issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers use fundamental analysis and qualitative measures to assess and select issuers they believe exhibit high visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. Also, the portfolio managers typically look for the following in candidates: the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; the potential to be recognized as an acquisition candidate; and corporate dividend policy. The subadvisers may consider selling a particular security when the portfolio managers perceive a change in company fundamentals; a decline in relative attractiveness to other issues; and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes. The convertible securities in which the fund may invest include bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or by the issuer) into equity securities of the issuer (or cash or securities of equivalent value). The weighted average maturity of the portion of the fund’s assets invested in convertible and debt securities will typically be 10 years or less, although the weighted average maturity may vary depending on market and other conditions.

With respect to convertible securities, the portfolio managers evaluate each such security’s investment characteristics as a fixed income instrument as well as its potential for capital appreciation. Under normal market conditions, the portfolio managers seek to invest in securities that can participate in the upside of the underlying equity and provide downside protection from the bond.

High-Income Credits: Under normal circumstances, this strategy invests in various types of lower-rated, higher yielding debt instruments, including corporate obligations, first- and second- lien senior floating rate loans and other debt obligations. In selecting investments for purchase and sale, the subadviser will emphasize instruments which are within the segment of the high yield market it has targeted, which are loans and instruments rated below investment grade (sometimes referred to as “high yield securities” or “junk bonds”) or unrated instruments that the subadviser believes are of comparable quality. The fund’s loan investments will include both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. In addition, to implement this investment strategy, the fund may buy or sell derivative instruments (such as swaps, including credit default swaps, futures and warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or credit risks. The fund may invest in debt obligations of U.S. and non-U.S. issuers, including emerging market debt. It is expected that a high percentage of the fund’s investments in this strategy will be rated below investment grade. The fund’s fixed income portfolio will be managed with a duration that is close to the fund’s comparative benchmark, the ICE BofA US High Yield BB-B Constrained Index, which is generally between 3 and 6 years. Duration measures a bond or fund’s sensitivity to interest rate or other changes (such as changes in a bond’s yield) and is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of five years, its value will change by 5% if yields change by 1%. Shorter duration bonds generally result in lower expected volatility. The fund may also invest a portion of its assets in instruments that are restricted as to resale. To the extent consistent with the fund’s investment objective and strategies, this strategy’s subadviser may consider as an element of its investment research and decision-making processes for the fund any environmental, social and/or governance (“ESG”) factors that the subadviser believes may influence risks and rewards of companies under consideration. However, the pursuit of ESG-related goals is not the fund’s investment objective, nor one of its investment strategies. Therefore, ESG factors by themselves are not expected to determine investment decisions for the fund.

The subadvisers’ sell disciplines seek to dispose of holdings that, among other things, are the subject of negative developments individually or as an industry, or no longer fit within the fund’s stated investment strategies, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification or redemption requirements.

Temporary Defensive Strategy: During periods of adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objective.

Please see “More Information About Risks of Investing in the Funds” for information about the principal risks of investing in the fund and additional risks associated with investment techniques and fund operations.

The risks applicable to investment in the Fund listed in the table in the “More Information About Risks of Investing in the Funds” section beginning on page 75 of the statutory prospectus will be replaced with the following:

Risks ● Principal Risks ○ Additional Risks	Virtus Income & Growth Fund
Allocation	●

Risks ● Principal Risks ○ Additional Risks	Virtus Income & Growth Fund
Bank Loans	●
Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure	○
Common Stocks and Other Equity Securities
Convertible Securities	●
Corporate Debt Securities
Counterparty	●
Covenant Lite Loans	●
Credit Ratings and Unrated Securities	●
Cybersecurity	○
Debt Instruments	●
Credit	●
Interest Rate	●
Limited Voting Rights	○
Liquidity	○
Long-Term Maturities/Durations	○
Prepayment/Call	○
Redemption	○
Depositary Receipts	●
Derivatives and Other Similar Transactions	●
Equity-Related Instruments
Equity Linked Notes (“ELNs”)	●
Equity Securities	●
Growth Stocks	●
Large Market Capitalization Companies	●
Small and Medium Market Capitalization Companies	●
Small Market Capitalization Companies
Value Stocks
ESG Consideration	○
Exchange-Traded Funds (“ETFs”)
Focused Investment	●
Foreign Investing	●
Currency Rate	●
Emerging Market	●
Investing in China
Sanctions	●
High Yield/High Risk Fixed Income Securities (“Junk Bonds”)	●
Illiquid Securities	○
Income	●
Industry Focus
Initial Public Offerings (“IPOs”)	○
Issuer	●
Leverage	●
Limited Number of Investments
Liquidity	●
Market Volatility	●
Non-Diversification

Risks ● Principal Risks ○ Additional Risks	Virtus Income & Growth Fund
Non-U.S. Securities
Operational	○
Portfolio Turnover
Preferred Stocks	○
Private Placement and Restricted Securities Risk	○
Real Estate Investment	○
Redemption	●
Unrated Fixed Income Securities	○
U.S. Government Securities	○
Variable and Floating Rate Securities	○

The following disclosure will be added to the risk information below the table in the “More Information About Risks of Investing in the Funds” section beginning on beginning on page 76 of the statutory prospectus:

Bank Loans

Investing in loans (including floating rate loans, loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, a fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after a fund invests and that the collateral may not be sufficient to cover the amount owed to the fund. If the loan is unsecured, there is no specific collateral on which the fund can foreclose. In addition, if a secured loan is foreclosed, a fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.

Transactions in many loans settle on a delayed basis that may take more than seven days. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the fund’s redemption obligations until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, a fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a fund could enforce its rights directly against the borrower.

Covenant Lite Loans

Because covenant lite loans contain few or no financial maintenance covenants, they may not include terms that permit the lender of the loan to monitor the borrower’s financial performance and, if certain criteria are breached, declare a default, which would allow the lender to restructure the loan or take other action intended to help mitigate losses. As a result, the fund could experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or securities with financial maintenance covenants, which may result in losses, especially during a downturn in the credit cycle.

Equity Linked Notes (“ELNs”)

When the fund invests in ELNs, it receives cash but limits its opportunity to profit from an increase in the market value of the instrument because of the limits relating to the call options written within the particular ELN. Investing in ELNs may be more costly to the fund than if the fund had invested in the underlying instruments directly. Investments in ELNs often have risks similar to the underlying instruments, which include market risk. In addition, since ELNs are in note form, ELNs are subject to certain debt instrument risks, such as credit or counterparty risk. Should the prices of the underlying instruments move in an unexpected manner, the fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the fund’s entire principal investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. A lack of liquidity may also cause the value of the ELN to decline. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities. The fund’s ELN investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the fund’s ELN investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. See “Covered Call Option Writing Risk” below for more information about risks of the options held within the ELNs.

Illiquid and Restricted Securities

Certain securities in which a fund invests may be difficult to sell at the time and price beneficial to the fund, for example due to low trading volumes, declining prices of the securities sold, or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the fund to incur expenses in addition to those normally associated with the sale of a security. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded, and as a result a fund may get only limited information about the issuer of a given restricted security making the fund potentially less able to predict a loss.

In the “Management of the Funds” section of the statutory prospectus, the table under “The Adviser” on page 88 will be amended to replace the row for the Fund as follows:

Fund	Subadviser
Virtus Income & Growth Fund	Seix (High-Income Credits) Silvant (U.S. Growth Equities) Voya (Convertible Securities)

Also in the “Management of the Funds” section of the statutory prospectus, the following disclosure will be added under the heading “The Subadvisers” beginning on page 88:

Virtus Fixed Income Advisers, LLC (“VFIA”), an affiliate of VIA, is located at One Financial Plaza, Hartford, Connecticut 06103; One Maynard Drive, Suite 3200, Park Ridge, New Jersey 07656; and 1301 Avenue of the Americas, 14th Floor, New York, New York 10019. VFIA operates through its division, Seix, in subadvising the High Income Credits portion of Virtus Income & Growth Fund as described herein. As of March 31, 2026, the three divisions that make up VFIA had approximately $34.5 billion in aggregate assets under management.

The Seix division of VFIA is a fundamental, credit-driven fixed income boutique specializing in investment grade and high yield bond and leveraged loan management. Seix has employed its bottom-up, research-oriented approach to fixed income management for over 20 years. The entity that is now VFIA, and the former portfolio management team of which now operates as the Seix division of VFIA, was established in 2008. Its predecessor, Seix Investment Advisors, Inc., was founded in 1992 and was independently owned until 2004 when the firm joined the entity now known as Virtus Capital Advisers, LLC, as the institutional fixed income management division. As of March 31, 2026, the Seix division of VFIA had approximately $11.1 billion in assets under management.

Further, in the same section, the row for the Fund in the table on page 89 will be replaced with the following:

Fund	Subadvisory Fee Rate
Virtus Income & Growth Fund

Seix: 50% of the net investment advisory fee for the High-Income Credits portion;
Silvant: 50% of net investment advisory fee for the U.S. Growth Equities portion;
Voya: 50% of the net investment advisory fee for the Convertible Securities portion (*)

(*) Voya will receive a payment from the Adviser’s parent company for the period August 10–31, 2026.

Also in the “Management of the Funds” section of the statutory prospectus, the changes listed below will be made to the “Portfolio Management” sub-section beginning on page 89: A section regarding Seix will be added, as follows:

Seix

Seix utilizes a team management approach for the funds for which it acts as subadviser. Seix is organized into teams of portfolio managers and credit analysts along sectors and broad investment categories, including government securities, corporate bonds, securitized assets, high yield bonds, high yield loans, emerging market debt, non-U.S. securities and global currencies. The senior portfolio managers are responsible for security selection, portfolio structure and rebalancing, compliance with stated investment objectives, and cash flow monitoring.

Virtus Income & Growth Fund	George Goudelias (since August 2026)

George Goudelias. Mr. Goudelias joined Seix Investment Advisors, Inc., the predecessor to Seix, in 2001 and serves as Senior Portfolio Manager and Chief Investment Officer - Leveraged Finance at Seix. He is a member of the Seix Investment Policy Group, which determines firm-wide asset allocation policy. He has extensive experience covering the telecommunications industry. He has worked in investment management since 1987.

A row for the Fund will be added to the Silvant section, as follows:

Fund	Portfolio Managers
Virtus Income & Growth Fund	Michael A. Sansoterra (since August 2026)

The Voya section will be amended to remove the references to K. Mathew Axline, David J. Oberto, Ethan Turner, CFA, and Michael E. Yee.

All other disclosure concerning the Fund, including the Fund’s advisory fee and the fees and expenses borne by shareholders, will remain unchanged from the prospectuses dated October 28, 2025, as supplemented.

Investors should retain this supplement with the Prospectuses for future reference.

VIT 8061/Income & Growth Management Changes (8/2026)

Virtus Income & Growth Fund (the “Fund”),

a series of Virtus Investment Trust

Supplement dated August 10, 2026, to the Statement of Additional Information (“SAI”)

dated October 28, 2025, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective August 10, 2026, and as approved by the Board of Trustees of Virtus Investment Trust, Silvant Capital Management LLC (“Silvant”) and Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC (“Seix”), will begin managing portions of the Fund’s assets. Silvant and Seix are affiliates of Virtus Investment Advisers, LLC (“VIA”), the Fund’s investment adviser. Silvant will manage the portion of the Fund’s assets invested in U.S. growth equities, while Seix will manage the portion of the Fund’s assets invested in high-income credits. Voya Investment Management Co. LLC (“Voya”) continues to manage the portion of the Fund’s assets invested in convertible bonds, and VIA continues to serve as investment adviser of the Fund.

Related disclosure changes effective August 10, 2026, are described below.

In the “Glossary” beginning on page 3, the entries for Silvant and Silvant Funds will be updated to add the Fund. In addition, the following entry will be added:

Seix	Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC, subadviser to the Income & Growth Fund (High-Income Credits)

In the Non-Public Portfolio Holdings Information table on page 14 the following entries will be added:

Subadvisers (Income & Growth Fund)	Seix	Daily, with no delay
Subadvisers (Income & Growth Fund)	Seix	Daily, with no delay

Under “Proxy Voting Policies” beginning on page 67, the existing disclosure under the heading “Income & Growth Fund” will be updated to add the sub-heading “Voya” and the following disclosure will be added:

Seix

Seix has a Proxy Committee (“Proxy Committee”) that is responsible for establishing policies and procedures designed to enable Seix to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and funds. Annually (or more often as needed), the Proxy Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all client accounts, funds and product lines.

Seix votes any proxies per the Seix Proxy Guidelines unless the client chooses custom guidelines. In the case that a ballot item is not covered under the policy or is coded as case-by-case in Seix’s guidelines, a research analyst or portfolio manager will review the available information and will utilize such information, along with his knowledge of the company, to make a vote recommendation to the Proxy Committee. The Proxy Committee members consider the information and recommendation, and will then vote on that ballot item. As reflected in the Seix Proxy Policy, the Proxy Committee will affirmatively vote proxies for proposals that it deems to be in the best economic interest of its clients, as a whole, as shareholders and beneficiaries of those actions.

Due to Seix’s diverse client base, product lines, and affiliations, Seix’s Proxy Committee may determine a potential conflict exists in connection with a proxy vote based on applicable SEC guidelines. In such instances, Seix’s Proxy Committee will review the potential conflict to determine if it is material. Examples of material conflicts of interest which may arise could include those where the shares to be voted involve:

1. An issuer having substantial and numerous banking, investment, or other financial relationships with Seix; and

2. A senior officer of Seix serving on the board of a publicly held company.

Although Seix utilizes a pre-determined proxy voting policy, occasions may arise in which a conflict of interest could be deemed to be material. In this case, Seix’s Proxy Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns.

The Proxy Committee may retain an independent fiduciary to vote the securities. Although Seix does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

Seix utilizes the services of Institutional Shareholder Services, Inc. as its agent in the provision of certain administrative, clerical, functional recordkeeping, and support services related to Seix’s proxy voting processes/procedures, which include, but are not limited to:

1. The collection of proxy material from its clients’ custodians;

 2. The facilitation of proxy voting, reconciliation, and disclosure, in accordance with Seix’s Proxy Policy and the Proxy Committee’s direction; and

3. Recordkeeping and voting record retention.

Shareholders may obtain a copy of the complete Proxy Guidelines by contacting Seix’s Chief Compliance Officer at One Maynard Drive, Suite 3200, Park Ridge, NJ 07656 or (201) 391-0300.

Under “Subadvisers and Subadvisory Agreements” beginning on page 73, the heading for the Silvant section will be updated to add the Fund and the following sentence will be added to the end of the Silvant section:

With respect to the Income & Growth Fund, this rate is paid on the portion of the Fund managed by Silvant only.

Further, also under “Subadvisers and Subadvisory Agreements”, the following disclosure will be added:

VFIA

VFIA, an affiliate of VIA, is located at One Financial Plaza, Hartford, Connecticut 06103; One Maynard Drive, Suite 3200, Park Ridge, NJ 07656; and 1301 Avenue of the Americas, 14th Floor, New York, NY 10019. VFIA operates through its division, Seix, in subadvising their funds described herein. As of March 31, 2026, the three divisions that make up VFIA managed approximately $34.5 billion in aggregate assets under management.

Seix — Virtus Income & Growth Fund

The Seix division of VFIA is a fundamental, credit-driven fixed income boutique specializing in investment grade and high yield bond and leveraged loan management. Seix has employed its bottom-up, research-oriented approach to fixed income management for over 20 years. The entity that is now VFIA, and the former portfolio management team of which now operates as the Seix division of VFIA, was established in 2008. Its predecessor, Seix Investment Advisors, Inc., was founded in 1992 and was independently owned until 2004 when the firm joined the entity now known as Virtus Capital Advisers, LLC, as the institutional fixed income management division. As of March 31, 2026, the Seix division of VFIA managed approximately $11.1 billion in assets under management.

For its services as subadviser, VIA pays Seix a fee at the rate of 50% of the net advisory fee paid by the portion of the Income & Growth Fund’s assets for which Seix acts as subadviser.

Also under “Subadvisers and Subadvisory Agreements”, the following sentence will be added to the end of the Voya section:

With respect to the Income & Growth Fund, this rate is paid on the portion of the Fund managed by Voya only, and Voya will receive a payment from the Adviser’s parent company for the period August 10–31, 2026.

In the table beginning on page 81 in the “Portfolio Managers” section under the sub-heading “Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest” the row for the Fund is replaced in its entirety with the following:

Income & Growth Fund	George Goudelias (High-Income Credits) Justin Kass (Convertible Securities) Michael A. Sansoterra (U.S. Growth Equities)

The disclosure in the table under “Portfolio Managers” beginning on page 81 of the SAI is hereby amended by removing K. Mathew Axline, David J. Oberto, Ethan Turner, CFA, and Michael E. Yee and by adding George Goudelias and Michael A. Sansoterra in the row for the Fund.

The disclosure in the “Other Accounts Managed (No Performance-Based Fees)” table beginning on page 83 of the SAI is hereby amended by removing the rows for Messrs. Axline, Oberto, Turner and Yee and an associated footnote for Mr. Axline, and by adding a row and associated footnote for Mr. Goudelias and amending the row and adding an associated footnote for Mr. Sansoterra as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
George Goudelias (*)	4	$1.57 billion	0	N/A	1	$30.7 million
Michael A. Sansoterra (*)	5	$2.8 billion	2	$17.0 million	8	$416 million

(*) As of May 31, 2026.

The disclosure in the “Other Accounts Managed (With Performance-Based Fees)” table on page 83 of the SAI is hereby amended by removing the row for Mr. Yee, and by adding a row and associated footnote for Mr. Goudelias and amending the row and adding an associated footnote for Mr. Sansoterra as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
George Goudelias (**)	0	N/A	11	$2.80 billion	0	N/A
Michael A. Sansoterra (**)	0	N/A	0	N/A	1	$6.0 million

(**) As of May 31, 2026.

In the section “Portfolio Manager Compensation” beginning on page 83, the heading “Compensation Structure for Silvant” is hereby amended to be “Compensation Structure for Seix and Silvant”.

The disclosure in the table under “Portfolio Manager Fund Ownership” beginning on page 86 of the SAI is hereby amended by removing the rows for Messrs. Axline, Oberto, Turner and Yee and an associated footnote for Mr. Axline, and by adding a row and associated footnote for Mr. Goudelias and amending the row and adding an associated footnote for Mr. Sansoterra as follows:

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed	Dollar Range of Financial Exposure Through Similar Strategies
George Goudelias(1)	Income & Growth Fund	None	N/A
Michael A. Sansoterra	Focused Growth Fund Income & Growth Fund Mid-Cap Growth Fund	$100,001–$500,000 None (5) $50,001–$100,000	$50,001–$100,000 N/A(5) None

(1) As of May 31, 2026. Mr. Goudelias became a Portfolio Manager of the Income & Growth Fund effective August 10, 2026.

(5) As of May 31, 2026. Mr. Sansoterra became a Portfolio Manager of the Income & Growth Fund effective August 10, 2026.

All other disclosure concerning the Fund, including the Fund’s advisory fee and the fees and expenses borne by shareholders, will remain unchanged from the SAI dated October 28, 2025, as supplemented.

Investors should retain this supplement with the SAI for future reference.

VIT 8061B/Income & Growth Management Changes (8/2026)